Exhibit 99.1


                               NORTH FORK BANCORP
   275 BROADHOLLOW ROAD, MELVILLE, NY 11747 (631) 844-1258 FAX (631) 844-1471



FOR IMMEDIATE RELEASE               CONTACT: DANIEL M. HEALY
                                             EXECUTIVE VICE PRESIDENT
                                             CHIEF FINANCIAL OFFICER
                                             (631) 844-1258



                NORTH FORK BANCORP REPORTS INCREASES IN EARNINGS,
           PER SHARE EARNINGS, LOAN GROWTH AND STABILIZED NET INTEREST
                      MARGIN FOR THE THIRD QUARTER OF 2005


MELVILLE, N.Y. - OCTOBER 19, 2005 - NORTH FORK BANCORPORATION, INC. (NYSE: NFB) reported increases in earnings, and earnings per share, loan growth, asset quality improvements, a stabilized net interest margin and continued repositioning of its balance sheet. Highlights in the current period include:

   - 98% increase in earnings for the third quarter compared to 2004, with a 6% increase in diluted earnings per share.

   - Returns on average tangible equity and tangible assets of 29.43% and 1.83%, respectively.

   - A stabilized net interest margin at 3.52% with only a 7 basis point decline from the previous quarter.

   -  26% annualized growth in commercial loans.

   -  25% decline in non-performing assets.

   - $1.8 billion reduction in borrowings as the balance sheet repositioning continued.

   - An increase in the Company's common share repurchase program to 16 million shares.

"We have been able to improve our earnings quality, strengthen our capital ratios, and grow our commercial business while meeting competitive challenges," said John Adam Kanas, Chairman, President and Chief Executive Officer. The Company's tangible equity to asset ratio rose to 6.22% at the end of the current quarter.


NET EARNINGS AND RETURNS

         Net income for the quarter ended September 30, 2005 was $237 million or $.50 diluted earnings per share compared to $120 million or diluted earnings per share of $.47 for the comparable period in 2004, a 98% increase in earnings and a 6% increase in diluted earnings per share.

         Net income for the nine-month period ended September 30, 2005 was $738 million or diluted earnings per share of $1.55 compared to $331 million last year or diluted earnings per share of $1.37, representing increases of 123% and 13%, respectively.

         The Company's returns on average tangible equity and assets in the current quarter were 29.43% and 1.83%, respectively.

         For the quarter ended September 30, 2005, net interest income and net interest margin were $434.6 million and 3.52%, respectively, compared to $259.5 million and 4.23% in 2004. On a linked quarter basis, the net interest margin declined by a modest 7 basis points. The net interest income decline, linked quarter, was due to the balance sheet repositioning program that reduced average interest earning assets by approximately $2.7 billion and the rising cost of funds as the yield curve remained flat.

         The Company continued to reposition its balance sheet in the current environment. It utilized cash flows from securities and 1-4 residential loans to reduce borrowings by $1.8 billion and brokered deposits by approximately $700 million. The Company advised that it expects that the net interest margin will remain substantially unchanged for the remainder of the year.


LOANS

         Loans held-for-investment at September 30, 2005 amounted to $32.7 billion compared to $15.9 billion at September 30, 2004. Organic growth and loans acquired from the GreenPoint acquisition account for the significant increase. On a linked quarter basis, loans held-for-investment, excluding 1-4 residential and multi-family loans, increased by $717 million, an annualized growth rate of 25%. Total commercial loans increased 26% to $10.2 billion, on an annualized basis. The commercial and industrial component rose to $4.3 billion, an increase of 46% on an annualized basis. As planned, in connection with the balance sheet repositioning, 1-4 residential loans declined by $668 million in the quarter, a trend that will continue. "Our presence and product offerings have distinguished us in the market," said Mr. Kanas.

         Non-performing assets declined, linked quarter, by approximately $35 million or 25%. Net charge-offs in the quarter were 8 basis points. The overall allowance for loan losses to non-performing loans improved to 338%. The allowance for loan losses of $220 million, when allocated between residential mortgages and all other commercial loans, was .37% and 1.17%, respectively. In the quarter, the Company sold approximately $24 million of non-performing loans at par. "Further reductions in non-performing assets are planned through year-end," said Mr. Kanas.


DEPOSITS

         At September 30, 2005 total deposits were $36.8 billion, a linked quarter decline of approximately $650 million. This decline occurred in the higher costing broker deposits that were reduced as part of the balance sheet repositioning program. "We were able to retain our overall deposit balances in the face of extreme competition for consumer and commercial accounts," said Mr. Kanas. "We will maintain our pricing discipline and seek greater commercial relationships," he added.


MORTGAGE BANKING BUSINESS

         The Company's mortgage banking subsidiary, GreenPoint Mortgage, had strong originations of $10.4 billion in the quarter, an increase of 4%, compared to last year, but declined linked quarter. The spread on loan sales compressed to 104 basis points, due in part to intense competition and changing product mix. Gain on the sale of loans was $114 million in the quarter compared to $121 million in the prior quarter. At quarter end, the mortgage pipeline was $6.4 billion.

         In the quarter, the Company recovered approximately $9.5 million of the temporary impairment on the mortgage servicing rights. It expects further recovery if rates continue to rise and prepayment speeds slow.

         At September 30, 2005, mortgage servicing rights of $267 million, net of reserve, was 87 basis points of the unpaid principal balance of the related loans serviced.


SHARE REPURCHASE AND CASH DIVIDEND

         On October 7, 2005, the Company announced an increase in its share repurchase program of up to 16 million common shares. Approximately 1 million shares have been purchased to date under the new program.

         On September 27, 2005, the Board declared its regular quarterly dividend of $.22 per common share. The dividend will be payable November 15, 2005, to shareholders of record at the close of business on October 28, 2005.

AUDIO WEBCAST

         A recorded audio webcast reviewing North Fork's results will be available at 8:30 a.m. Eastern Time on October 19, 2005. It is available through the Company's website www.northforkbank.com. From the homepage, click on Quarterly Earnings Announcement, October 19, 2005. A call-in number is also available by dialing toll free (US and Canada) 1-877-519-4471, PIN # 6620117 or (International) 1-973-341-3080, PIN # 6620117. The webcast will be archived for 5 business days.

                                      * * *

         North Fork is a regional bank holding company headquartered in New York conducting commercial and retail banking from approximately 362 branch locations in the Tri-State area, with a complementary national mortgage banking business.

                                      * * *

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about North Fork's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of North Fork's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changes in the interest rate environment; changes in the securities and real estate markets; increased competition and its effect on pricing, spending, third-party relationships and revenues; and the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause North Fork's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K of North Fork (including under the heading "Forward-Looking Statements"), and in the Quarterly Reports on Form 10-Q of North Fork filed with the Securities and Exchange Commission ("SEC") and available at the SEC's internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the press release, and North Fork assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

                         NORTH FORK BANCORPORATION, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)


                                                                         THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
(in thousands, except per share amounts)                                2005            2004           2005           2004
                                                                   --------------------------------------------------------------

INTEREST INCOME:
Loans Held-for-Investment                                                 $469,599       $238,656     $1,394,034        $645,858
Loans Held-for-Sale                                                         69,840             --        209,753              --
Mortgage-Backed Securities                                                 113,921         79,087        389,303         210,255
Other Securities                                                            28,422         17,400         87,953          49,397
Money Market Investments                                                       508          2,186          1,903           2,856
                                                                   --------------------------------------------------------------
   Total Interest Income                                                   682,290        337,329      2,082,946         908,366
                                                                   --------------------------------------------------------------

INTEREST EXPENSE:
Savings, NOW & Money Market Deposits                                        91,316         22,921        243,367          57,040
Time Deposits                                                               49,397         13,805        123,255          36,852
Federal Funds Purchased & Collateralized Borrowings                         86,343         33,880        290,588          93,791
Other Borrowings                                                            20,684          7,248         57,794          20,284
                                                                   --------------------------------------------------------------
   Total Interest Expense                                                  247,740         77,854        715,004         207,967
                                                                   --------------------------------------------------------------
   Net Interest Income                                                     434,550        259,475      1,367,942         700,399
Provision for Loan Losses                                                    9,000          6,500         27,000          19,500
                                                                   --------------------------------------------------------------
   Net Interest Income after Provision for Loan Losses                     425,550        252,975      1,340,942         680,899
                                                                   --------------------------------------------------------------

NON-INTEREST INCOME:
Gain on Sale of Loans Held-for-Sale                                        113,587            181        339,532             772
Customer Related Fees & Service Charges                                     41,980         25,392        125,888          70,580
Mortgage Servicing Fees                                                      3,142          1,097         12,754           2,985
Investment Management, Commissions & Trust Fees                              8,780          4,306         30,138          12,329
Other Operating Income                                                      11,333          6,804         37,688          20,606
                                                                   --------------------------------------------------------------
   Subtotal                                                                178,822         37,780        546,000         107,272
                                                                   --------------------------------------------------------------
Temporary Recovery/(Impairment) - Mortgage Servicing Rights                  9,540             --       (25,431)              --
Securities Gains, net                                                          840          4,292         16,358          11,704
Gain on Sale of Loans Held-for-Investment                                    1,532             --          5,824              --
                                                                   --------------------------------------------------------------
     Total Non-Interest Income                                             190,734         42,072        542,751         118,976
                                                                   --------------------------------------------------------------

NON-INTEREST EXPENSE:
Employee Compensation & Benefits                                           136,300         64,912        410,684         171,214
Occupancy & Equipment, net                                                  49,007         22,222        141,910          59,921
Amortization of Identifiable Intangibles                                     9,133          2,995         27,400           5,665
Other Operating Expenses                                                    59,560         24,334        170,454          63,461
                                                                   --------------------------------------------------------------
    Total Non-Interest Expense                                             254,000        114,463        750,448         300,261
                                                                   --------------------------------------------------------------
Income Before Income Taxes                                                 362,284        180,584      1,133,245         499,614
Provision for Income Taxes                                                 124,988         60,856        394,848         168,370
                                                                   --------------------------------------------------------------
     Net Income                                                           $237,296       $119,728     $  738,397        $331,244
                                                                   ==============================================================


EARNINGS PER SHARE:
    Basic                                                                    $0.50          $0.47          $1.58           $1.39
    Diluted                                                                  $0.50          $0.47          $1.55           $1.37


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                     SEPTEMBER 30,    JUNE 30,       DECEMBER 31,     SEPTEMBER 30,
(in thousands, except per share amounts)                                2005           2005              2004             2004
                                                                  ----------------------------------------------------------------
ASSETS:
Cash & Due from Banks                                              $    740,251     $    826,921     $    972,506     $    456,458
Money Market Investments                                                 17,808           38,023           90,394          768,580
Securities:
   Available-for-Sale                                                11,989,260       12,924,780       15,444,625        8,648,172
   Held-to-Maturity                                                     114,505          118,429          142,573          149,103
                                                                  ----------------------------------------------------------------
      Total Securities                                               12,103,765       13,043,209       15,587,198        8,797,275
                                                                  ----------------------------------------------------------------
Loans:
   Loans Held-for-Sale                                                4,701,550        6,398,119        5,775,945            2,388

   Loans Held-for-Investment                                         32,672,962       32,482,774       30,453,334       15,871,222
       Less: Allowance for Loan Losses                                  220,347          217,872          211,097          138,797
                                                                  ----------------------------------------------------------------
          Net Loans Held-for-Investment                              32,452,615       32,264,902       30,242,237       15,732,425
                                                                  ----------------------------------------------------------------

Goodwill                                                              5,914,562        5,888,195        5,878,277        1,003,927
Identifiable Intangibles                                                123,334          132,468          150,734           46,452
Premises & Equipment                                                    433,775          426,099          416,003          227,280
Mortgage Servicing Rights                                               267,347          253,482          254,857                -
Accrued Income Receivable                                               198,909          205,678          205,189          111,061
Other Assets                                                            946,477          908,593        1,093,715          356,962
                                                                  ----------------------------------------------------------------
     Total Assets                                                  $ 57,900,393     $ 60,385,689     $ 60,667,055     $ 27,502,808
                                                                  ================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Demand                                                          $  7,478,359     $  7,586,939     $  6,738,302     $  5,574,161
   Savings, NOW & Money Market                                       21,115,093       21,659,890       20,598,994       11,059,036
   Time                                                               8,218,634        8,219,517        7,475,132        3,515,007
                                                                  ----------------------------------------------------------------
     Total Deposits                                                  36,812,086       37,466,346       34,812,428       20,148,204
                                                                  ----------------------------------------------------------------

Federal Funds Purchased & Collateralized Borrowings                   9,572,995       11,387,571       14,593,027        3,739,734
Other Borrowings                                                      1,485,392        1,506,337        1,506,318          746,195
                                                                  ----------------------------------------------------------------
     Total Borrowings                                                11,058,387       12,893,908       16,099,345        4,485,929
                                                                  ----------------------------------------------------------------

Accrued Expenses & Other Liabilities                                    765,375          809,155          874,203          405,876
                                                                  ----------------------------------------------------------------
      Total Liabilities                                            $ 48,635,848     $ 51,169,409     $ 51,785,976     $ 25,040,009
                                                                  ----------------------------------------------------------------

STOCKHOLDERS' EQUITY:
Common Stock, par value $0.01; authorized 1,000,000,000 shares;
    issued 479,869,221 shares at September 30, 2005                $      4,799     $      4,792     $      4,745     $      1,931
Additional Paid in Capital                                            7,020,325        7,007,286        6,968,493        1,116,841
Retained Earnings                                                     2,486,847        2,354,784        2,064,148        1,992,873
Accumulated Other Comprehensive (Loss)/Income                           (89,052)         (21,076)             240            4,806
Deferred Compensation                                                  (109,111)        (115,160)        (125,174)         (84,073)
Treasury Stock at Cost;  1,902,044 shares at September 30, 2005         (49,263)         (14,346)         (31,373)        (569,579)
                                                                  ----------------------------------------------------------------
      Total Stockholders' Equity                                      9,264,545        9,216,280        8,881,079        2,462,799
                                                                  ----------------------------------------------------------------
      Total Liabilities and Stockholders' Equity                   $ 57,900,393     $ 60,385,689     $ 60,667,055     $ 27,502,808
                                                                  ================================================================


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
              SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS
                                   (UNAUDITED)


                                                                       THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                  SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
SELECTED FINANCIAL DATA:                                              2005            2004            2005            2004
                                                                  ------------------------------------------------------------
(in thousands, except ratios and per share amounts)

PER SHARE:
    Net Income - Basic                                                  $0.50           $0.47           $1.58           $1.39
    Net Income - Diluted                                                $0.50           $0.47           $1.55           $1.37
    Average Shares Outstanding - Basic                                470,004         252,162         468,644         237,398
    Average Shares Outstanding - Diluted                              475,627         255,485         474,957         241,082
    Cash Dividends                                                      $0.22           $0.22           $0.66           $0.62
    Dividend Payout Ratio                                                  44%             48%             43%             47%
    Tangible Book Value                                                 $6.75           $5.44           $6.75           $5.44
SELECTED FINANCIAL DATA:
    Return on Average Total Assets                                       1.60%           1.75%           1.64%           1.82%
    Return on Average Tangible Assets (1)                                1.83%           1.85%           1.87%           1.90%
    Return on Average Tangible Assets excluding MSR
      Recovery/(Impairment)(1)                                            1.78%           1.85%           1.91%           1.90%
    Return on Average Equity                                            10.13%          19.66%          10.78%          22.53%
    Return on Average Tangible Equity (1)                               29.43%          35.32%          32.21%          36.67%
    Return on Average Tangible Equity excluding MSR
      Recovery/(Impairment)(1)                                          28.68%          35.32%          32.91%          36.67%
    Tangible Equity to Tangible Assets                                   6.22%           5.34%           6.22%           5.34%
    Efficiency Ratio (2)                                                39.15%          37.62%          37.14%          36.27%
    Yield on Interest Earning Assets (3)                                 5.47%           5.47%           5.48%           5.51%
    Cost of Funds                                                        2.39%           1.63%           2.22%           1.62%
    Net Interest Margin (3)                                              3.52%           4.23%           3.63%           4.27%


                                                        SEPTEMBER 30,     JUNE 30,     DECEMBER 31,   SEPTEMBER 30,
                                                             2005           2005           2004           2004
                                                        -------------------------------------------------------------
 RISK BASED CAPITAL:
      Tier 1                                               11.00%          10.50%         9.90%          10.12%
      Total                                                13.57%          13.01%        12.50%          14.04%
      Leverage Ratio                                        7.09%           6.56%         6.22%           6.32%

                                                        SEPTEMBER 30,     JUNE 30,      DECEMBER 31,  SEPTEMBER 30,
                                                             2005           2005            2004          2004
                                                      ------------------------------------------------------------
QUARTERLY AVERAGE BALANCE SHEET:
Total Assets                                             $58,731,915     $61,480,463    $58,746,739   $27,185,413
Securities                                                12,531,822      14,556,278     15,315,473     8,823,732
Loans Held-for-Sale                                        5,401,495       5,754,088      4,887,454            --
Loans Held-for-Investment                                 32,361,793      32,631,577     29,883,578    15,659,594
Goodwill & Identifiable Intangibles                        6,014,839       6,024,208      5,833,655     1,051,335
Demand Deposits                                            7,547,759       7,290,545      6,593,969     5,444,217
Interest Bearing Deposits                                 29,642,762      29,670,895     27,302,465    14,702,349
Federal Funds Purchased & Collateralized Borrowings       10,057,604      13,095,195     13,859,327     3,534,757
Other Borrowings                                           1,505,651       1,484,336      1,516,032       724,181
Stockholders' Equity                                       9,293,861       9,170,671      8,820,845     2,422,116
Tangible Stockholders' Equity                              3,279,022       3,146,463      2,987,190     1,370,781


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
              SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS
                                   (UNAUDITED)


BALANCE SHEET COMPONENTS:

The following table shows the securities portfolio composition for the periods ended:


(in thousands)                               SEPTEMBER 30,      JUNE 30,     DECEMBER 31,  SEPTEMBER 30,
SECURITIES - AVAILABLE-FOR-SALE:                 2005            2005           2004          2004
                                            -----------------------------------------------------------
    Collateralized Mortgage Obligations       $ 7,391,107    $ 8,158,319    $ 9,820,056    $4,736,457
    Agency Pass-Through Certificates            2,138,524      2,335,485      2,737,067     2,066,500
    State & Municipal Obligations                 844,866        771,349        920,112       797,701
    Equity Securities                             669,072        693,509        794,005       189,656
    U.S. Treasury & Government Agencies           272,247        277,806        363,775       209,869
    Other Securities (4)                          673,444        688,312        809,610       647,989
                                            -----------------------------------------------------------
       Total Securities Available-for-Sale    $11,989,260    $12,924,780    $15,444,625    $8,648,172

Securities Held-to-Maturity                       114,505        118,429        142,573       149,103
                                            -----------------------------------------------------------
    TOTAL SECURITIES                          $12,103,765    $13,043,209    $15,587,198    $8,797,275
                                            ===========================================================

The following tables represent the components of the loans held-for-sale and held-for-investment portfolios for the periods ended:


                                 SEPTEMBER 30,      JUNE 30,      DECEMBER 31,  SEPTEMBER 30,
(in thousands)                       2005            2005            2004         2004
                                 ------------------------------------------------------------
LOANS HELD-FOR-SALE:
Residential Mortgages             $4,225,128      $5,481,104      $4,339,581      $2,388
Home Equity                          434,824         852,137       1,380,247          --
                                 ------------------------------------------------------------
   Total                           4,659,952       6,333,241       5,719,828       2,388
Deferred Origination Costs            41,598          64,878          56,117          --
                                 ------------------------------------------------------------
   Total Loans Held-for-Sale      $4,701,550      $6,398,119      $5,775,945      $2,388
                                 ============================================================


                                                  SEPTEMBER 30,      JUNE 30,      DECEMBER 31,       SEPTEMBER 30,
(in thousands)                                        2005             2005             2004              2004
                                                --------------------------------------------------------------------
LOANS HELD-FOR-INVESTMENT:
Commercial Mortgages                              $ 5,896,835      $ 5,725,316      $ 5,369,656      $  3,606,650
Commercial & Industrial                             4,324,758        3,879,830        3,046,820         2,679,759
                                                --------------------------------------------------------------------
   Total Commercial                                10,221,593        9,605,146        8,416,476         6,286,409
Residential Mortgages                              15,508,008       16,176,829       15,668,938         3,485,009
Multi-Family Mortgages                              4,626,777        4,485,420        4,254,405         3,945,171
Consumer                                            1,569,386        1,521,869        1,604,863         1,686,614
Construction and Land                                 716,049          653,002          480,162           501,296
                                                --------------------------------------------------------------------
   Total                                          $32,641,813      $32,442,266      $30,424,844      $ 15,904,499
Unearned Income & Deferred Origination Costs           31,149           40,508           28,490           (33,277)
                                                --------------------------------------------------------------------
   Total Loans Held-for-Investment                $32,672,962      $32,482,774      $30,453,334      $ 15,871,222
                                                ====================================================================


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
              SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS
                                   (UNAUDITED)


The following tables represent the components of non-performing assets for the periods ended:

                                                SEPTEMBER 30,   JUNE 30,    DECEMBER 31,  SEPTEMBER 30,
(dollars in thousands)                              2005          2005          2004         2004
                                               --------------------------------------------------------
NON-PERFORMING ASSETS:
Commercial Mortgages                                $5,451        $6,409       $16,890         $228
Commercial & Industrial                              8,137         7,768         8,730       10,032
                                               --------------------------------------------------------
    Total Commercial                                13,588        14,177        25,620       10,260
Residential Mortgages                               48,257        63,979       103,745        3,783
Multi-Family Mortgages                                 335            44         1,290           --
Consumer                                             2,399         2,179         3,178        2,986
Construction and Land                                  600           308            --           --
                                               --------------------------------------------------------
    Non-Performing Loans Held-for-Investment       $65,179       $80,687      $133,833      $17,029
    Non-Performing Loans Held-for-Sale              33,137        45,377        60,858           --
    Other Real Estate                                7,149        14,557        17,410          222
                                               --------------------------------------------------------
       Total Non-Performing Assets                $105,465      $140,621      $212,101      $17,251
                                               ========================================================


                                                                             SEPTEMBER 30,   JUNE 30,   DECEMBER 31,   SEPTEMBER 30,
                                                                                 2005         2005          2004          2004
                                                                             -------------------------------------------------------

Allowance for Loan Losses to Non-Performing Loans Held-for-Investment             338%         270%          158%          815%
Allowance for Loan Losses to Total Loans Held-for-Investment                     0.67%        0.67%         0.69%         0.87%
Non-Performing Loans Held-for-Investment to Total Loans Held-for-Investment      0.20%        0.25%         0.44%         0.11%
Non-Performing Assets to Total Assets                                            0.18%        0.23%         0.35%         0.06%
Quarterly Net Charge-offs to Average Loans Held-for-Investment                   0.08%        0.08%         0.14%         0.15%

The following table represents the impact of allocating the allowance for loan losses as of September 30, 2005 and June 30, 2005, into our two primary portfolio segments:

                                               SEPTEMBER 30, 2005                                JUNE 30, 2005
                                  ---------------------------------------------  ----------------------------------------------
                                               RESIDENTIAL &    COMMERCIAL &                  RESIDENTIAL &     COMMERCIAL &
(dollars in thousands)               TOTAL      MULTI-FAMILY   ALL OTHER LOANS      TOTAL      MULTI-FAMILY   ALL OTHER LOANS
                                  ---------------------------------------------  ----------------------------------------------

Loans Held-for-Investment         $32,641,813     $20,134,785      $12,507,028   $32,442,266     $20,662,249       $11,780,017
Allowance for Loan Losses
  Allocated                          $220,347         $73,724         $146,623      $217,872         $74,304          $143,568
Non-Performing Loans Held-
  for-Investment                      $65,179         $48,592          $16,587       $80,687         $64,023           $16,664

Allowance for Loan Losses
  to Loans Held-for-Investment           0.67%           0.37%            1.17%         0.67%           0.36%             1.22%
                                  =============================================  ==============================================

Allowance for Loan Losses
  to Non-Performing Loans
  Held-for-Investment                     338%            152%             884%          270%            116%              862%
                                  =============================================  ==============================================


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                          NET INTEREST MARGIN ANALYSIS
                                   (UNAUDITED)

   The following table presents on a linked quarter basis, an analysis of net interest income by each major category of interest earning assets and interest bearing liabilities:

For the Three Months Ended:                                SEPTEMBER 30, 2005                          JUNE 30, 2005
                                                 -----------------------------------------------------------------------------
                                                   AVERAGE                   AVERAGE      AVERAGE                   AVERAGE
(dollars in thousands)                             BALANCE      INTEREST       RATE       BALANCE      INTEREST       RATE
                                                 -----------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Loans Held-for-Investment (3)                     $32,361,793      $471,627      5.78%   $32,631,577      $473,933      5.83%
Loan Held-for-Sale                                  5,401,495        69,840      5.13%     5,754,088        73,065      5.09%
Securities (3)                                     12,531,822       152,447      4.83%    14,556,278       173,698      4.79%
Money Market Investments (3)                           38,668           529      5.43%        87,406           684      3.14%
                                                 ---------------------------           ----------------------------
  Total Interest Earning Assets                   $50,333,778      $694,443      5.47%   $53,029,349      $721,380      5.46%
                                                 ---------------------------           ----------------------------

NON-INTEREST EARNING ASSETS:
Cash and Due from Banks                            $1,012,515                             $1,015,667
Other Assets                                        7,385,622                              7,435,447
                                                 -------------                         --------------
  Total Assets                                    $58,731,915                            $61,480,463
                                                 -------------                         --------------

INTEREST BEARING LIABILITIES:
Savings, NOW & Money Market Deposits              $21,419,573       $91,316      1.69%   $21,794,356       $82,455      1.52%
Time Deposits                                       8,223,189        49,397      2.38%     7,876,539        40,391      2.06%
                                                 ---------------------------           ----------------------------
  Total Savings and Time Deposits                  29,642,762       140,713      1.88%    29,670,895       122,846      1.66%

Fed. Funds Purchased & Collateralized Borrowings   10,057,604        86,343      3.41%    13,095,195       105,238      3.22%
Other  Borrowings                                   1,505,651        20,684      5.45%     1,484,336        19,286      5.21%
                                                 ---------------------------           ----------------------------
  Total Borrowings                                 11,563,255       107,027      3.67%    14,579,531       124,524      3.43%
                                                 ---------------------------           ----------------------------
    Total Interest Bearing Liabilities            $41,206,017      $247,740      2.39%   $44,250,426      $247,370      2.24%
                                                 ---------------------------           ----------------------------
Interest Rate Spread                                                             3.08%                                  3.22%

NON-INTEREST BEARING LIABILITIES:
Demand Deposits                                    $7,547,759                             $7,290,545
Other Liabilities                                     684,278                                768,821
                                                 -------------                         --------------
 Total Liabilities                                 49,438,054                             52,309,792
 Stockholders' Equity                               9,293,861                              9,170,671
                                                 -------------                         --------------
  Total Liabilities and Stockholders' Equity      $58,731,915                            $61,480,463
                                                 -------------                         --------------
Net Interest Income and Net Interest Margin                        $446,703      3.52%                    $474,010      3.59%
Less: Tax Equivalent Adjustment                                    (12,153)                               (11,937)
                                                              --------------                         --------------
     Net Interest Income                                           $434,550                               $462,073
                                                              --------------                         --------------


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                     MORTGAGE BANKING - QUARTERLY HIGHLIGHTS
                                   (UNAUDITED)


                                                                                                                GREENPOINT
                                                                                                                 MORTGAGE
                                                                                                             PRE-ACQUISITION
                                                                                                                FINANCIAL
                                                                                                               INFORMATION
                                                                                                             -----------------
(dollars in thousands)                 SEPTEMBER 30,       JUNE 30,          MARCH 31,        DECEMBER 31,     SEPTEMBER 30,
                                           2005              2005              2005              2004              2004
                                       ---------------------------------------------------------------------------------------
COMPARATIVE MORTGAGE LOAN VOLUMES

Total Applications Received             $17,254,701       $21,195,474       $18,281,837       $16,403,008       $17,001,566
                                       ---------------------------------------------------------------------------------------

Loans Originated:
  Specialty Products (5)                $ 4,827,831       $ 5,302,469       $ 4,231,111       $ 4,494,452       $ 3,860,338
  Home Equity/Seconds                     1,280,684         1,566,306         1,488,748         1,630,798         1,613,625
  Jumbo/Agency                            4,302,550         5,553,487         4,302,340         4,316,658         4,513,854
                                       ---------------------------------------------------------------------------------------
                                        $10,411,065       $12,422,262       $10,022,199       $10,441,908       $ 9,987,817
                                       =======================================================================================


Pipeline (6)                            $ 6,376,081       $ 7,594,398       $ 7,407,671       $ 6,264,104       $ 7,623,547
Interest Rate Lock Commitments (7)        2,349,097         2,891,179         2,523,344         1,950,504         2,512,433
Loans Held-for-Sale                       4,701,550         6,398,119         5,350,823         5,775,945         5,060,115


WHOLE LOAN SALES (8):
  Specialty Products                    $ 5,061,097       $ 4,394,898       $ 4,333,784       $ 3,783,245       $ 3,262,425
   Home Equity/Seconds                    1,500,767         1,466,771         1,580,497           953,463         1,288,899
   Jumbo/Agency                           4,381,960         3,240,177         2,438,998         2,753,521         3,349,777
                                       ---------------------------------------------------------------------------------------
      Total Whole Loan Sales            $10,943,824       $ 9,101,846       $ 8,353,279       $ 7,490,229       $ 7,901,101
                                       =======================================================================================

MARGINS ON WHOLE LOANS:
  Specialty Products                           1.13%             1.35%             1.45%             1.84%             1.64%
  Home Equity/Seconds                          1.88%             2.05%             1.45%             1.30%             1.55%
  Jumbo/Agency                                 0.65%             0.92%             0.84%             0.99%             0.94%
                                       ---------------------------------------------------------------------------------------
      Total Whole Loan Sales                   1.04%             1.31%             1.27%             1.46%             1.33%
                                       =======================================================================================

GAINS ON SALE OF WHOLE LOANS (9):
  Specialty Products                    $    56,956       $    59,455       $    62,750       $    69,759       $    53,530
  Home Equity/Seconds                        28,172            30,139            22,858            12,395            20,031
  Jumbo/Agency                               28,459            29,655            20,551            27,143            31,543
                                       ---------------------------------------------------------------------------------------
      Total Whole Loan Sales            $   113,587       $   119,249       $   106,159       $   109,297       $   105,104
                                       =======================================================================================


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                    NOTES TO THE FINANCIAL DATA AND SUMMARIES

     This press release contains certain supplemental financial information, described in the following notes, which has been determined by methods other than Generally Accepted Accounting Principles ("GAAP") that management uses in its analysis of the Company's performance. Management believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the Company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry.


(1) Return on average tangible assets and return on average tangible equity, which represent non-GAAP measures are computed, on an annualized basis, as follows:

     Return on average tangible assets is computed by dividing net income, plus amortization of identifiable intangible assets, net of taxes by average total assets less average goodwill and average identifiable intangible assets.

     Return on average tangible equity is computed by dividing net income, plus amortization of identifiable intangible assets, net of taxes by average total stockholders' equity less average goodwill and average identifiable intangible assets.

     Return on average tangible assets excluding the Mortgage Servicing Rights
     (MSR) recovery/(impairment) is computed by dividing net income, plus amortization of identifiable intangible assets and the MSR recovery/(impairment) charge, net of taxes, by average total assets less average goodwill and average identifiable intangible assets.

     Return on average tangible equity is computed by dividing net income, plus amortization of identifiable intangible assets and the MSR recovery/(impairment) charge, net of taxes by average total stockholders' equity less average goodwill and average identifiable intangible assets.

                                                               THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                           SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                              2005               2004               2005              2004
                                                           --------------------------------------------------------------------
(in thousands)
Net Income, as Reported                                    $   237,296       $    119,728        $   738,397       $   331,244
Add:  Amortization of Identifiable Intangibles,
  Net of taxes                                                   5,982              1,986             17,854             3,756
                                                           --------------------------------------------------------------------

Net Income, as Adjusted                                    $   243,278       $    121,714        $   756,251       $   335,000
                                                           --------------------------------------------------------------------
Less/(add): Temporary Recovery/(Impairment)
  - MSR, net of taxes                                            6,248                 --            (16,571)               --
                                                           --------------------------------------------------------------------
Net Income - as adjusted                                   $   237,030       $    121,714        $   772,822       $   335,000
                                                           --------------------------------------------------------------------

Average Total Assets:                                      $58,731,915       $ 27,185,413        $60,134,350       $24,291,901
        Less:  Average Goodwill                              5,885,957          1,003,007          5,884,029           712,529
        Less:  Average Identifiable Intangible Assets          128,882             48,328            138,103            30,896
                                                           --------------------------------------------------------------------
                   Average Total Tangible Assets           $52,717,076       $ 26,134,078        $54,112,218       $23,548,476
                                                           --------------------------------------------------------------------

Average Equity:                                            $ 9,293,861       $  2,422,116        $ 9,161,643       $ 1,963,594
        Less:  Average Goodwill                              5,885,957          1,003,007          5,884,029           712,529
        Less:  Average Identifiable Intangible Assets          128,882             48,328            138,103            30,896
                                                           --------------------------------------------------------------------
                    Average Tangible Equity                $ 3,279,022       $  1,370,781        $ 3,139,511       $ 1,220,169
                                                           --------------------------------------------------------------------

Return on Average Tangible Assets                                 1.83%              1.85%              1.87%             1.90%
Return on Average Tangible  Equity                               29.43%             35.32%             32.21%            36.67%
Return on Average Tangible Assets excluding
 MSR Recovery/(Impairment)                                        1.78%              1.85%              1.91%             1.90%
Return on Average Tangible Equity excluding
  MSR Recovery/(Impairment)                                      28.68%             35.32%             32.91%            36.67%

(2) The efficiency ratio, which represents a non-GAAP measure, is defined as the ratio of non-interest expense net of amortization of identifiable intangibles and other real estate related expenses, to net interest income on a tax equivalent basis and other non-interest income net of securities gains, gains on sale of loans held-for-investment and temporary recovery/(impairment) charge on mortgage servicing rights.

(3)  Presented on a tax equivalent basis.

(4) Includes retained interests in securitizations of $9.5 million, $10.0 million and $31.8 million at September 30, 2005, June 30, 2005 and December 31, 2004, respectively.

(5)  Specialty products include: Alt A, No Doc and A minus programs.

(6)  The pipeline represents applications received, but not yet funded.

(7) Represents commitments to lend where the rates are guaranteed to the borrower for a specific period of time.

(8) Gain on sale of whole loans and the margins on the whole loan sales include the impact of the valuation of mortgage loans held-for-sale and interest rate lock commitments, the impact of the valuation of derivatives utilized to manage the exposure to interest rate risk associated with mortgage loan commitments and mortgage loans held-for-sale, and the impact of adjustments related to reserves established for representations and warranties made in conjunction with loan sales.

(9) The gain on sale of whole loans for the quarters ended June 30, 2005, March 31, 2005 and December 31, 2004, differ from the amounts reported under generally accepted accounting principles on the accompanying income statement due to the fair value adjustment of loans held-for-sale at October 1, 2004 and sold during each quarter. For the quarters ended June 30, 2005, March 31, 2005 and December 31, 2004, fair value (loss)/gain adjustments totaled $(1.3) million, $0.8 million and $56.4 million, respectively.